1 Investor Presentation Q2 2015

2 Confidential Certain statements made herein or elsewhere by, or on behalf of, the Company that are not historical facts are intended to be forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on assumptions that the Company believes are reasonable; however, many important factors, as discussed under “Forward‐Looking Statements” in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2014, could cause the Company’s results in the future to differ materially from the forward‐looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. Forward-looking statements contained herein regarding acquisitions include assumptions about the pricing, timing, and terms and conditions of such acquisitions. We can provide no assurances that our growth strategy will be successfully implemented. In particular, we can provide no assurances that we will find attractive acquisition targets, that we will succeed in negotiating the terms and conditions reflected in the model, or that we will execute any acquisitions during the next five years (including 2015). Forward-looking statements contained herein regarding the performance of our acquisition and same store businesses include assumptions related to future revenue growth. We can provide no assurances that our acquisition and same store businesses will generate the revenue growth set forth herein, or any revenue growth at all. The Company assumes no obligation to update or publicly release any revisions to forward-looking statements made herein or any other forward‐looking statements made by, or on behalf of, the Company. A copy of the Company’s Form 10‐K, and other Carriage Services information and news releases, are available at www.carriageservices.com.

3 Who is Carriage Services Inc.? • A national funeral home and cemetery operating company founded by Mel Payne in 1991 • Funeral home and cemetery field operations drives success under a decentralized operating framework • 165 funeral homes in 27 states – 75% of revenue • 32 cemeteries in 11 states – 25% of revenue • Third largest death care consolidator in highly fragmented industry, well positioned for growth by acquisition • Service Corp International and Stewart Enterprises completed their merger in December 2013 further improving the opportunities for Carriage Services, Inc. 3 Industry Players – FY14 Revenues (1) Source: Company filings. (1) Pie chart represents 2014A revenue breakdown in millions for publicly traded companies. (2) Wall Street estimate. $226 $295 $2,994 CSV STON (2) SCI (1) $’s in millions

4 Geographic Diversification in Attractive Markets 4

5 Attractive Industry Trends Source: Center for Disease Control and Prevention, U.S. Census Bureau Large Market Highly Fragmented Secular Trend 5 Source: National Funeral Directors Association • Funeral home revenue in the U.S. is expected to grow to $17.2 billion by 2019. • Highly fragmented industry with 20,000 funeral homes in the U.S. • Market share concentration in the industry is low, with the public company consolidators owning only 14.00% of funeral homes. 0 2 4 6 8 10 12 Annual Deaths per 1000 population 14% 86% Public Company Consolidation Public Companies Privately Owned

6 Differentiation in Funeral & Cemetery Industry • Carriage’s success has and will continue to be defined by three strategic models: • Standards Operating Model • Focuses on growing market share and employing high performance people which together drive long term operating and financial performance • Designed to achieve modest same store revenue growth and strong and sustainable Field EBITDA Margins at the local business level • Designed to have the Managing Partner and staff share in Field EBITDA growth 6 • Strategic Acquisition Model • Acquisition strategy in selected markets • 4E Leadership Model • Energy, Energize, Edge, Execution • Standards Operating Model requires strong leadership to grow an entrepreneurial, high value, local personal service and sales business • 4E Leaders have a winning, competitive spirit and want to make a difference not only in their business and community but in Carriage’s performance and reputation Standards Operating Model

7 CSV goal is to acquire over the next ten years larger and higher margin funeral home and cemetery businesses in strategic markets leading to incremental increases in the growth profile and sustainable earnings power of CSV. Target large strategic markets and assess acquisition candidates based on a number of specific criteria including market size, business size, competitive standing, demographic trends, institutional brand strength, business mix, 10 year contract volume, and average revenue per contract. Potential candidates are modeled on a pro forma basis with adjustments and compared with the Standards Operating Model. Both market and business characteristics are reviewed by the Operations Support Growth Leadership Team, an enterprise multiple is applied, and DCF model executed. Strategic Acquisition Model

8 8 Recent Acquisitions at a Glance DATE NAME 2/25/2015 Neal Tarpley Parchman (Clarksville, TN) 5/15/2014 Everly Community Funeral Care (Falls Church, VA) 5/15/2014 Everly Wheatley Funeral Home (Alexandria, VA.) 5/15/2014 Garden of Memories (Metairie, LA) 5/15/2014 Garden of Memories Funeral Home (Metairie, LA) 5/15/2014 Greenwood Funeral Home (New Orleans, LA) 5/15/2014 Shoen Funeral Home (New Orleans, LA) 5/15/2014 Tharp-Sontheimer-Tharp Funeral Home (Metairie, LA) 11/19/2013 Heritage Funeral Homes & Cremation Servces (Chattanooga, TN) 11/19/2013 Heritage Funeral Homes & Crematory (Ft. Oglethorpe, GA) 12/28/2012 Havenbrook Funeral Home (Norma, OK) 12/21/2012 Crespo & Jirrels Funeral and Cremation Services (Baytown, TX) 12/11/2012 Cumby Family Funeral Service (High Point, NC & Archdale, NC) 9/26/2012 Schmidt Funeral Home (Katy, TX) 9/27/2012 Lawton Ritter Gray Funeral Home (Lawton, OK) 6/27/2012 Gray Funeral Home (Grandfield, OK) 3/13/2012 Conner Westbury Funeral Home (Griffin, GA) 2/21/2012 James J. Terry Funeral Home (Downingtown, PA) 12/13/2011 Bryant Funeral Home (New York, NY) • Adopt a growth business model within an industry that is characterized by its low growth, low technology, and stable earnings • Modest growth in sales of our base businesses resulting in improved margins • Relatively fixed regional and corporate overhead allows for modest increases in Same Store Sales and EBITDA to have greater impact on Free Cash Flow • Make targeted and strategic acquisitions to accelerate growth. A majority of acquired Field EBITDA falls to Consolidated EBITDA due to operating leverage Our Growth Strategy

9 Hillier Funeral Home 4080 State Highway TEXAS 6 College Station, TX - OPENING Q1 - 2015 One of the Fastest Growing Cities in US** (2014) Home to Texas A-M University Strong Alumni Supported Community with Business and Retirement Communities Bio-Corridor, Research for Medical Devices, Drug and Therapeutic Industries 8900 square foot – $3.5M build cost Located S.E. of Texas A-M campus and Rock Prairie Rd. in high new development corridor Currently only One Competitor in College Station ** As reported by KBTX News

Schmidt Funeral Home

Grand Parkway (Strategic Market)

1344 West Grand Parkway South – Katy, TX – OPENING Q2 - 2015

One of the fastest growing zip codes in the nation **

Population Retail and Service market equal to the size of Pittsburg, PA city limits

Accounts for 20% of Population Growth in Entire Houston, TX residential market

Adjoining Southern Neighbor Cinco Ranch Katy, – Numerous Medical Office Parks is adjoining northern neighbor

State Highway 99 Grand Parkway is single largest TX DOT project. Only arterial connection between Sugarland and I-10 Energy Corridor Houston

18,000 square foot - Upscale public service facility with an additional 3,700 square foot Care Center and Crematory

$6.7M build cost - North and Southbound visibility – located within highest traffic count in Greater West Houston



EAST ELEVATION
Schmidt
FUNERAL HOME
SCHMIDT FUNERAL HOME
KATY, TEXAS
HARTMANN



** Source: Houston Business Journal, Houston is Forbes 2015 fastest growing city in the USA

10

CARRIAGE SERVICES

11 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 0 5 10 15 20 25 Same Store Funeral Homes Quarterly Revenue 2009-2014 Note: Dollars in millions.

12 $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 0 5 10 15 20 25 Same Store Funeral Homes Quarterly EBITDA 2009- 2014 Note: Dollars in millions.

13 $117.50 $118.00 $118.50 $119.00 $119.50 $120.00 $120.50 $121.00 $121.50 99% Confidence Right Tail $120.94 Mean $119.95 Sample Standard Deviation $.6M 99% Confidence Left Tail $118.97 T-Distribution Same Store Revenue 2009-2014 Cumulative Distribution Function Note: Dollars in millions.

14 $- $50.0 $100.0 $150.0 $200.0 $250.0 2009A 2010A 2011A 2012A 2013A 2014 $9.7 $14.1 $14.0 $16.7 $18.7 $19.0 $39.3 $37.8 $36.5 $38.3 $40.5 $42.9 $119.0 $120.9 $120.1 $119.9 $120.2 $119.3 $0.3 $3.3 $11.7 $23.3 $33.7 $44.9 Financial Revenue Cemeteries Same Store FH Acquisitions Historical Revenue 2009 - 2014 6.1% Compounded Annual Growth Rate Note: Dollars in millions.

15 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2009A 2010A 2011A 2012A 2013A 2014 $40.1 $44.3 $48.6 $52.6 $56.0 $61.7 Historical Adjusted Consolidated EBITDA 2009-2014 9.0% Compounded Annual Growth Rate Note: Dollars in millions.

16 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2009A 2010A 2011A 2012A 2013A 2014 $0.35 $0.50 $0.64 $0.80 $0.98 $1.34 Historical Adjusted Diluted EPS 2009 - 2014 30.8% Compounded Annual Growth Rate

17 Strong Capital Structure Note: Dollars in 000’s $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 2010 2011 2012 2013 2014 $119,673 $126,778 $134,818 $155,973 $179,875 $143,750 $92,858 $89,770 $89,700 $89,770 $130,000 $130,000 $7,268 $9,783 $178,772 $163,538 $165,323 Book Equity 2.75% Convert 7% Convert 7 7/8%High Yield Bond Bank Credit / LTD 0% 20% 40% 60% 80% 100% 1 2 3 4 5 34.2% 35.6% 33.4% 38.1% 36.8% 29.4% 26.5% 25.2% 22.2% 21.9% 37.2% 36.5% 2.1% 2.7% 44.3% 40.0% 33.8% Book Equity 2.75% Convert 7% Convert 7 7/8%High Yield Bond Bank Credit / LTD

18 Total Debt to Adjusted EBITDA Adjusted EBITDA 0.0 1.0 2.0 3.0 4.0 5.0 6.0 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2010 2011 2012 2013 2014 Adjusted EBITDA Total Debt/ Adj EBITDA$’s in 000’s

19 Historical Trust Performance Adjusted EBITDA 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% 1 Yr ended 12/31/14 2 Yr ended 12/31/14 3 Yr ended 12/31/14 4 Yr ended 12/31/14 5 Yr ended 12/31/14 Discretionary Total Trust S&P500 HYB Index 70% HYB/30% Equity

20 0% 5% 10% 15% 20% 25% Convertible Bond Issue March 2014 2.75% Coupon, 32.5% Conversion Premium, 7 Year Subordinated % D ilu ti o n S Slow & Limited Dilution Impact Repayment in Cash & Shares or all Cash $- $2.00 $4.00 $6.00 $8.00 TIDES Cash Interest New Convert Cash Interest Interest $6.30 $3.95 Convertible Security - Interest Expense Benefit (millions)

21 CSV Performance vs S&P 500, Russell 3000 Total Return 2010- 2014: Carriage Services (CSV): 451.9% Russell 3000 Index (RAY): 106.4% S&P 500 (SPX): 104.7% 5 Yr Sharpe Ratios 2010-2014: Carriage Services (CSV): 1.48 Russell 3000 Index (RAY): 1.17 S&P 500 (SPX): 1.19 Source: Bloomberg, Bloomberg data for ex post Sharpe Ratio calculation

22 The forward looking slides are solely intended to demonstrate the possible impact on our financial results of the successful implementation of our growth strategy by the hypothetical acquisition of businesses aggregating (i) $41.6 million in assets in 2015 (ii) $46.8 million in assets per year for each of the next four years. The model presented on these slides incorporates several assumptions regarding the pricing, timing and terms and conditions of such acquisitions. The model also incorporates several assumptions regarding the financial performance of both acquisition and same store businesses, including assumptions related to the revenues, expenses and cash flows of such businesses, as well as the capital structure of the Company. We can provide no assurances that our growth strategy will be successfully implemented. In particular, we can provide no assurances that we will find attractive acquisition targets, that we will succeed in negotiating the terms and conditions reflected in the model, or that we will execute any acquisitions during the next five years (including 2015). Additionally, we can provide no assurances that our acquisition and same store businesses will generate the revenue or earnings growth reflected in the model, or any revenue or earnings growth at all.

23 $- $50 $100 $150 $200 $250 $300 $350 2013 2014 2015 2016 2017 2018 2019 Model Revenue at Assumed $18M Annual Revenue in Acquisitions Acquisitions Same Store Cemetery Financial $’s in Millions Valuation = Function of Acquisitions

24 2.8 2.6 2.4 2.3 2.2 2.1 2.2 4.4 4.9 4.4 4.2 3.9 3.7 3.6 2013 2014 2015 2016 2017 2018 2019 Model Leverage at assumed $18M Annual Revenue in Acquisitions Senior Secured Total Leverage $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2013 2014 2015 2016 2017 2018 2019 Model Adjusted EBITDA at assumed $18M Annual Revenue in Acquisitions $’s in millions

25 2015 2016 2017 2018 2019 40% 42% 44% 47% 49% 27% 25% 24% 22% 20% 22% 19% 15% 12% 11% 10% 14% 17% 19% 20% Equity Convert LT Debt Revolver Capital Structure at Assumed $18M Annual Revenue in Acquisitions

26 Appendix

27 GAAP Reconciliation To Adjusted EBITDA 2009A 2010A 2011A 2012A 2013A 2014A Same Store Funeral $ 118,983 $ 120,882 $ 120,139 $ 119,891 $ 120,191 $ 119,322 Funeral Acquisition $ 310 $ 3,282 $ 11,720 $ 23,317 $ 33,660 $ 44,930 Cemeteries $ 39,316 $ 37,797 $ 36,481 $ 38,279 $ 40,479 $ 42,856 Financial Revenue $ 9,721 $ 14,131 $ 13,973 $ 16,704 $ 18,744 $ 19,016 Total Revenue $ 168,330 $ 176,092 $ 182,313 $ 198,191 $ 213,074 $ 226,124 Consolidated EBITDA $ 39,897 $ 40,649 $ 39,179 $ 48,357 $ 51,457 $ 56,232 Special Items,788 Withdrawable Trust Income $ 236 $ 3,438 $ 4,513 $ 1,916 $ 1,454 $ 1,788 Acquisition/Divestiture Expenses $ - $ 667 $ 1,237 $ 1,340 $ 752 $ 1,158 Severance Costs $ - $ 237 $ 1,936 $ 802 $ 1,462 $ 1,056 Consulting Fees $ - $ - $ - $ - $ 557 $ 419 Litigation Settlements And Other Related Costs $ - $ (682) $ - $ 195 $ - $ - Other Incentive Compensation $ - $ - $ - $ - $ - $ 1,000 Securities Transaction Expenses $ - $ - $ 504 $ - $ 242 $ - Other Special Items $ - $ - $ 1,205 $ - $ 83 $ - Adjusted Consolidated EBITDA $ 40,133 $ 44,309 $ 48,574 $ 52,610 $ 56,007 $ 61,653

28 GAAP Reconciliation To Adjusted Net Income 2009A 2010A 2011A 2012A 2013A 2014A GAAP Net Income $ 6,136 $ 7,170 $ 6,019 $ 10,317 $ 15,120 $ 15,446 Special Items, Net of Tax Withdrawable Trust Income $ 156 $ 2,269 $ 2,979 $ 1,265 $ 960 $ 1,181 Acquisition/Divestiture Expenses $ - $ 440 $ 816 $ 884 $ 496 $ 764 Severance Costs $ - $ 156 $ 1,278 $ 529 $ 965 $ 697 Consulting Fees $ - $ - $ - $ - $ 368 $ 277 Litigation Settlements And Other Related Costs $ - $ (450) $ - $ (465) $ - $ - Other Incentive Compensation $ - $ - $ - $ - $ - $ 660 Securities Transaction Expenses $ - $ - $ 333 $ - $ 160 $ - Accretion of Discount on Convertible Subordinated Notes $ - $ - $ - $ - $ - $ 2,452 Costs related to the Credit Facility $ - $ - $ 133 $ 2,000 $ 248 $ 688 Gain on Redemption of TIDES $ - $ (209) $ (558) $ - $ - $ - Loss on Redemption of TIDES $ - $ - $ - $ - $ - $ 2,493 Gain on Asset Purchase $ - $ - $ - $ - $ - $ (367) Net Gain on Asset Disposal $ - $ (337) $ - $ - $ - $ - Other Special Items $ - $ - $ 795 $ - $ (484) $ 503 Tax Adjustment From Prior Period $ - $ - $ - $ - $ 260 $ - Adjusted Net Income $ 6,292 $ 9,039 $ 11,795 $ 14,530 $ 18,093 $ 24,794